Exhibit 21.1

List of Subsidiaries of QTS Realty Trust, Inc.

Subsidiary Name	State of Incorporation or Formation
2470 Satellite Boulevard, LLC	Delaware
Ashburn Acquisition Co, LLC	Delaware
Bondurant Acquisition Co., LLC	Delaware
Broderick Acquisition Co., LLC	Delaware
Carpathia Acquisition, LLC	Delaware
Carpathia Hosting, LLC	Delaware
Los Lunas Acquisition Co., LLC	Delaware
Manassas Acquisition Co., LLC	Delaware
National Acquisition Company, LLC	Delaware
New Albany Acquisition Co., LLC	Delaware
Papillion Acquisition Co., LLC	Delaware
QAE Acquisition Company, LLC	Georgia
QTS Critical Facilities Management, LLC	Delaware
QTS Finance Corporation	Delaware
QTS Investment Properties Ashburn II, LLC	Delaware
QTS Investment Properties Carpathia, LLC	Delaware
QTS Investment Properties Chicago, LLC	Delaware
QTS Investment Properties Fort Worth, LLC	Delaware
QTS Investment Properties Hillsboro, LLC	Delaware
QTS Investment Properties Manassas II, LLC	Delaware
QTS Investment Properties Manassas, LLC	Delaware
QTS Investment Properties Phoenix, LLC	Delaware
QTS Investment Properties Piscataway, LLC	Delaware
QTS Investment Properties Princeton, LLC	Delaware
QTS JV I Holding II, LLC	Delaware
QTS JV I Holding, LLC	Delaware
QTS JV I TRS, LLC	Delaware
QTS JV I, LLC	Delaware
Quality Investment Properties Gateway, LLC	Delaware
Quality Investment Properties Irving II, LLC	Delaware
Quality Investment Properties Irving, LLC	Delaware
Quality Investment Properties Lenexa, LLC	Delaware
Quality Investment Properties Metro, LLC	Delaware
Quality Investment Properties Miami, LLC	Delaware
Quality Investment Properties Richmond, LLC	Delaware
Quality Investment Properties Sacramento, LLC	Delaware
Quality Investment Properties Santa Clara, LLC	Delaware
Quality Investment Properties, Suwanee, LLC	Delaware
Quality Technology Services - Manassas Facilities Management, LLC	Delaware
Quality Technology Services Ashburn II, LLC	Delaware
Quality Technology Services B.V.	Netherlands
Quality Technology Services Chicago II, LLC	Delaware
Quality Technology Services Fort Worth II, LLC	Delaware

Subsidiary Name	State of Incorporation or Formation
Quality Technology Services Holding, LLC	Delaware
Quality Technology Services Irving II, LLC	Delaware
Quality Technology Services Jersey City, LLC	Delaware
Quality Technology Services Lenexa II, LLC	Delaware
Quality Technology Services Lenexa, LLC	Delaware
Quality Technology Services Metro II, LLC	Delaware
Quality Technology Services Miami II, LLC	Delaware
Quality Technology Services Northeast, LLC	Delaware
Quality Technology Services Phoenix II, LLC	Delaware
Quality Technology Services Piscataway II, LLC	Delaware
Quality Technology Services Princeton II, LLC	Delaware
Quality Technology Services Richmond II, LLC	Delaware
Quality Technology Services Sacramento II, LLC	Delaware
Quality Technology Services Santa Clara II, LLC	Delaware
Quality Technology Services, LLC	Delaware
Quality Technology Services, N.J. II, LLC	Delaware
Quality Technology Services, N.J., LLC	Delaware
Quality Technology Services, Suwanee II, LLC	Delaware
QualityTech, LP	Delaware
ServerVault, LLC	Delaware
SWO Logistics, LLC	Delaware
West Midtown Acquisition Company, LLC	Delaware
Whale Ventures, LLC	Delaware

List of Subsidiaries of QualityTech, LP

Subsidiary Name	State of Incorporation or Formation
2470 Satellite Boulevard, LLC	Delaware
Ashburn Acquisition Co, LLC	Delaware
Bondurant Acquisition Co., LLC	Delaware
Broderick Acquisition Co., LLC	Delaware
Carpathia Acquisition, LLC	Delaware
Carpathia Hosting, LLC	Delaware
Los Lunas Acquisition Co., LLC	Delaware
Manassas Acquisition Co., LLC	Delaware
National Acquisition Company, LLC	Delaware
New Albany Acquisition Co., LLC	Delaware
Papillion Acquisition Co., LLC	Delaware
QAE Acquisition Company, LLC	Georgia
QTS Critical Facilities Management, LLC	Delaware
QTS Finance Corporation	Delaware
QTS Investment Properties Ashburn II, LLC	Delaware
QTS Investment Properties Carpathia, LLC	Delaware
QTS Investment Properties Chicago, LLC	Delaware
QTS Investment Properties Fort Worth, LLC	Delaware
QTS Investment Properties Hillsboro, LLC	Delaware
QTS Investment Properties Manassas II, LLC	Delaware
QTS Investment Properties Manassas, LLC	Delaware
QTS Investment Properties Phoenix, LLC	Delaware
QTS Investment Properties Piscataway, LLC	Delaware
QTS Investment Properties Princeton, LLC	Delaware
QTS JV I Holding II, LLC	Delaware
QTS JV I Holding, LLC	Delaware
QTS JV I TRS, LLC	Delaware
QTS JV I, LLC	Delaware
Quality Investment Properties Gateway, LLC	Delaware
Quality Investment Properties Irving II, LLC	Delaware
Quality Investment Properties Irving, LLC	Delaware
Quality Investment Properties Lenexa, LLC	Delaware
Quality Investment Properties Metro, LLC	Delaware
Quality Investment Properties Miami, LLC	Delaware
Quality Investment Properties Richmond, LLC	Delaware
Quality Investment Properties Sacramento, LLC	Delaware
Quality Investment Properties Santa Clara, LLC	Delaware
Quality Investment Properties, Suwanee, LLC	Delaware
Quality Technology Services - Manassas Facilities Management, LLC	Delaware
Quality Technology Services Ashburn II, LLC	Delaware
Quality Technology Services B.V.	Netherlands
Quality Technology Services Chicago II, LLC	Delaware
Quality Technology Services Fort Worth II, LLC	Delaware
Quality Technology Services Holding, LLC	Delaware
Quality Technology Services Irving II, LLC	Delaware

Subsidiary Name	State of Incorporation or Formation
Quality Technology Services Jersey City, LLC	Delaware
Quality Technology Services Lenexa II, LLC	Delaware
Quality Technology Services Lenexa, LLC	Delaware
Quality Technology Services Metro II, LLC	Delaware
Quality Technology Services Miami II, LLC	Delaware
Quality Technology Services Northeast, LLC	Delaware
Quality Technology Services Phoenix II, LLC	Delaware
Quality Technology Services Piscataway II, LLC	Delaware
Quality Technology Services Princeton II, LLC	Delaware
Quality Technology Services Richmond II, LLC	Delaware
Quality Technology Services Sacramento II, LLC	Delaware
Quality Technology Services Santa Clara II, LLC	Delaware
Quality Technology Services, LLC	Delaware
Quality Technology Services, N.J. II, LLC	Delaware
Quality Technology Services, N.J., LLC	Delaware
Quality Technology Services, Suwanee II, LLC	Delaware
ServerVault, LLC	Delaware
SWO Logistics, LLC	Delaware
West Midtown Acquisition Company, LLC	Delaware
Whale Ventures, LLC	Delaware